UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2022

DERMTECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38118	84-2870849
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11099 N. Torrey Pines Road, Suite 100

La Jolla, CA 92037

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code (858) 450-4222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DMTK	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

DermTech, Inc., or the Company, held its 2022 Annual Meeting of Stockholders, or the Annual Meeting, on May 26, 2022. Of the Company’s 29,940,048 shares of common stock issued and outstanding and eligible to vote as of the record date of March 31, 2022, a quorum of 22,731,434 shares, or approximately 75.9% of the eligible shares, was in attendance or represented by proxy. The following actions were taken at the Annual Meeting:

Proposal 1

The stockholders elected the following nominees as Class I directors of the Company, each to serve until the Company’s 2025 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. The voting results for the nominees were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Cynthia Collins	12,629,409	4,155,955	5,946,070
Matthew Posard	10,344,258	6,441,106	5,946,070

Enrico Picozza’s term as a director expired at the Annual Meeting and the Board of Directors did not nominate a candidate to fill the vacancy in this election cycle. Immediately following the Annual Meeting, the size of the Board of Directors was reduced to six members.

Proposal 2

The stockholders ratified the selection of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2022. The voting results for the proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,516,810	59,913	154,711	—

Proposal 3

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The voting results for the proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,004,811	404,061	376,492	5,946,070

Proposal 4

The stockholders approved, on a non-binding advisory basis, the frequency of future non-binding advisory votes to approve the compensation of the Company’s named executive officers. The voting results for the proposal were as follows:

Votes for 1 Year	Votes for 2 Years	Votes for 3 Years	Abstentions	Broker Non-Votes
16,407,374	35,321	166,525	176,144	5,946,070

Regarding Proposal 4, the board of directors has elected a frequency of one year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DERMTECH, INC.

Date: May 31, 2022	By:	/s/ Kevin Sun
Name: Kevin Sun
Title: Chief Financial Officer